UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1336 Massachusetts Avenue

Cambridge, MA 02138

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2019, Cambridge Bancorp, a Massachusetts corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wellesley Bancorp, Inc. (“Wellesley”), Wellesley Bank (“Wellesley Bank”), Wellesley’s subsidiary bank, and Cambridge Trust Company (“Cambridge Trust”), the Company’s subsidiary bank, pursuant to which Cambridge will acquire Wellesley.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of each party, Wellesley will merge with and into the Company, with the Company as the surviving entity, and immediately thereafter, Wellesley Bank will merge with and into Cambridge Trust, with Cambridge Trust as the surviving bank (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of Wellesley common stock will be converted into the right to receive 0.580 shares of the Company’s common stock.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Wellesley and the Company, and is expected to close in the second quarter of 2020. Following the Merger, Thomas Fontaine, currently the President and Chief Executive Officer of Wellesley, will be employed as Chief Banking Officer of Cambridge Trust. Effective at the closing of the transaction, or at the Company’s option, immediately following the Company’s 2020 annual meeting of shareholders, Mr. Fontaine and two other members of the current board of directors of Wellesley will be appointed to the board of directors of the Company and the board of directors of Cambridge Trust, to serve until the next annual meeting of the Company at which time the directors will be nominated for re-election.

Concurrently with entering into the Merger Agreement, the Company and Wellesley entered into Voting Agreements with each of the directors and certain of the executive officers of Wellesley and the Company, respectively, pursuant to which such shareholders agreed to vote their shares of Wellesley or the Company, respectively, in favor of the Merger.

If the Merger is not consummated under specified circumstances, Wellesley may be required to pay the Company a termination fee of approximately $4.1 million.

The Merger Agreement also contains customary representations and warranties that the Company and Wellesley made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Wellesley, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and Wellesley rather than establishing matters as facts.

The foregoing is not a complete description of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated December 5, 2019, which is included as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of the Company and Wellesley that also constitutes a prospectus of the Company, which joint proxy statement/prospectus will be mailed or otherwise disseminated to the Company’s shareholders and Wellesley’s shareholders when it becomes available. The Company and Wellesley also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and Wellesley with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.cambridge.com or by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500. Copies of the documents filed by Wellesley with the SEC will be available free of charge on Wellesley’s website at www.wellesleybank.com or by directing a request to Wellesley Bancorp, Inc., 100 Worcester Street, Suite 300, Wellesley, MA 02481, attention: Corporate Secretary (781) 235-2550.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

The Company and Wellesley and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on March 19, 2019. You can find information about Wellesley’s executive officers and directors in Wellesley’s definitive proxy statement filed with the SEC on April 10, 2019. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or Wellesley using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, “Cambridge”) and Wellesley Bancorp, Inc. (together with its bank subsidiary unless the context otherwise requires, “Wellesley”) and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Cambridge’s or Wellesley’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Cambridge or Wellesley, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within Cambridge’s and Wellesley’s filings with the Securities and Exchange Commission.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Cambridge and Wellesley may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Cambridge or Wellesley may fail to approve the merger; (6) changes to interest rates, (7) the ability to control costs and expenses, (8) general economic conditions, (9) the success of Cambridge’s efforts to diversify its revenue base by developing additional sources of non-interest income while continuing to manage its existing fee-based business, and (10) risks associated with the quality of Cambridge’s assets and the ability of its borrowers to comply with repayment terms. Further information about these and other relevant risks and uncertainties may be found in Cambridge’s and Wellesley’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent filings with the Securities and Exchange Commission.

Cambridge and Wellesley do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 8.01. Other Events.

On December 5, 2019, the Company issued a press release to announce the signing of the Merger Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Beginning on December 5, 2019, the Company will conduct investor presentations. A copy of the presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The Company has also prepared a document describing certain risk factors related to the Merger Agreement, which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

In connection with the Merger, the following financial statements are to be filed as part of this report:

(a)	Financial Statements of Business Acquired

i.

Audited condensed consolidated financial statements of Wellesley Bancorp Inc. as of and for the years ended December 31, 2018 and 2017, the notes related thereto, and the Independent Registered Public Accounting Firm Report of Wolf &

Company, P.C., dated March 29, 2019, are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(a) by reference.

ii.

Unaudited condensed consolidated financial statements of Wellesley Bancorp Inc. as of and for the nine months ended September 30, 2019 and 2018, and the notes related thereto, are filed herewith as Exhibit 99.5 and are incorporated into this Item 9.01(a) by reference.

(b)

Pro Forma Financial Information. The following pro forma financial statements giving effect to the merger with Optima Bank & Trust Company and the merger with Wellesley are filed herewith as Exhibit 99.6 and are incorporated into this Item 9.01(b) by reference:

i.	Cambridge Bancorp unaudited pro forma combined consolidated financial statements as of and for the year ended December 31, 2018 and the nine months ended September 30, 2019.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated December 5, 2019, by and among Cambridge Bancorp, Cambridge Trust Company, Wellesley Bancorp, Inc. and Wellesley Bank.

23.1	Consent of Wolf & Company, P.C.

99.1	Press Release, dated December 5, 2019.

99.2	Investor Presentation, dated December 5, 2019.

99.3	Risk Factors

99.4	Wellesley Bancorp Inc. – Audited consolidated financial statements as of and for the years ended December 31, 2018 and 2017, the notes related thereto, and the Independent Registered Public Accounting Firm Report of Wolf & Company, P.C., dated March 29, 2019.

99.5	Wellesley Bancorp Inc. – Unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2019 and 2018, and the notes related thereto.

99.6	Cambridge Bancorp – Unaudited pro forma combined consolidated financial statements as of and for the year ended December 31, 2018, and the nine months ended September 30, 2019.

*

Cambridge Bancorp has omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

December 5, 2019
	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)